Exhibit 10.1

ASSET PURCHASE AGREEMENT

THIS AGREEMENT made as of the 31st day of August, 2017

BETWEEN:

PERMEX PETROLEUM LIMITED PARTNERSHIP, by its general partner, Permex Petroleum Operating Ltd., a company incorporated under the laws of British Columbia with registered and records office at 1600-925 West Georgia Street, Vancouver, British Columbia V6C 3L2

(the “Vendor”)

AND:

PERMEX PETROLUEM CORPORATION, a company incorporated under the laws of British Columbia with registered and records office at 1600-925 West Georgia Street, Vancouver, British Columbia V6C 3L2

(the “Purchaser”)

WHEREAS:

A.	The Vendor is the legal and beneficial owner of the Assets (hereinafter defined);

B.	The Vendor has agreed to sell, and the Purchaser has agreed to purchase, the Assets upon the terms and conditions of this Agreement; and

C.	The Vendor and the Purchaser have agreed to make an election pursuant to subsection 85(2) of the Income Tax Act (Canada) with respect to the sale and purchase of the Assets.

NOW, THEREFORE, THIS AGREEMENT WITNESSES that, in consideration of the agreements, representations, warranties and payments herein set out and provided for, the parties hereto agree with each other as follows:

1.	DEFINITIONS

In this Agreement, the following terms shall have the following meanings:

(a)	“Assets” means all of the assets of the Vendor, whether tangible or intangible, as on the Effective Date;

(b)	“Effective Date” means the date first written above;

(c)	“Liabilities” means all of the liabilities and debts of the Vendor, whether existing or contingent, as on the Effective Date;

(d)	“Parties” means, collectively, the Vendor and the Purchaser, and “Party” means any one of the Parties;

(e)	“Purchase Price” has the meaning ascribed thereto in Section 3 of this Agreement; and

(f)	“Purchaser Shares” means 95,260,000 Common Shares in the authorized share structure of the Purchaser with a price per share of CAD$0.l0, subject to any price adjustments in accordance with Section 9 of this Agreement.

2.	SALE AND PURCHASE

Upon the terms and subject to the conditions of this Agreement, the Vendor hereby sells and the Purchaser hereby purchases all of the Vendor’s right, title and interest in and to the Assets.

3.	PURCHASE PRICE

The total purchase price (the “Purchase Price”) paid by the Purchaser to the Vendor for the Assets is the fair market value thereof as at the Effective Date, the best estimate of which is $9,526,000.

4.	PAYMENT OF PURCHASE PRICE

The Purchase Price shall be paid by the Purchaser by the allotment and issuance to the Vendor of the Purchaser Shares and the assumption by the Purchaser of the Liabilities of the Vendor.

5.	REPRESENTATIONS AND WARRANTIES OF THE VENDOR

The Vendor represents and warrants to and with the Purchaser as follows and acknowledges that the Purchaser is relying upon such representations and warranties in connection with the purchase by the Purchaser of the Assets:

(a)	the Vendor has the right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer its legal and beneficial title and ownership of the Assets to the Purchaser; and

(b)	the Vendor is a “Canadian Partnership” within the meaning of that phrase in the Income Tax Act (Canada).

6.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to and with the Vendor as follows and acknowledges that the Vendor is relying upon such representations and warranties in connection with the sale of the Assets:

(a)	the Purchaser has the right and authority to enter into this Agreement on the terms and conditions herein set forth, and to issue the Purchaser Shares to the Vendor and assume the Liabilities of the Vendor; and

(b)	the Purchaser Shares will, when issued, be validly issued as a fully paid and nonassessable shares in the capital of the Purchaser.

7.	COVENANTS OF THE PURCHASER

The Purchaser covenants with the Vendor that it shall from time to time and at all times hereafter at the request and cost of the Vendor execute and deliver to the Vendor all such documents and will do such other acts and things as may be necessary or desirable to completely ensure and perfect the purchase of the Assets by the Purchaser as contemplated hereby and to permit the Purchaser Shares to be duly and regularly allotted and issued to the Vendor free and clear of all claims, charges, mortgages, liens, security interests, pledges, encumbrances and demands whatsoever.

8.	COVENANTS OF THE VENDOR

This Agreement is intended to and shall operate as a transfer to the Purchaser of the ownership of the Assets as of and from the Effective Date and the Purchaser shall from the Effective Date be the owner of the Assets, and the Vendor covenants with the Purchaser that it shall from time to time and at all times hereafter at the request and at the cost of the Purchaser execute and deliver to the Purchaser all such documents and will do such other acts and things as may be necessary or desirable to complete and perfect the sale of the Assets to the Purchaser contemplated hereby and to permit the Assets to be duly transferred to the Purchaser.

9.	PURCHASE PRICE ADJUSTMENT

It is the intention of the Vendor and the Purchaser that the Purchase Price for the Assets shall represent the fair market value thereof as of the Effective Date and if at any time after this date the Vendor and Purchaser determine or if the Minister of National Revenue, the Minister of Finance of the Province of British Columbia, their authorized representatives or any similar authority in Canada or the United States shall assess or reassess the Purchaser, the Vendor or their successors or assigns to income tax or propose such an assessment or reassessment on the basis of a determination or assumption that the fair market value of the Purchaser Shares plus the fair market value of the assumption of the Liabilities does not equal the fair market value of the Assets then the consideration originally paid hereunder for the Assets shall be adjusted such that the consideration ultimately paid hereunder shall be equal to the fair market value of the Assets. Any adjustment to the consideration herein contemplated shall be made pursuant to the Articles of the Purchaser.

10.	APPOINTMENT AS ATTORNEY

The Vendor hereby constitutes and appoints the Purchaser, its successors and assigns, the true and lawful attorney of the Vendor for and in the name of or otherwise on behalf of the Vendor with full power of substitution to do and execute all deeds, matters and things whatsoever necessary for the transfer of any right in the Assets to the Purchaser, its successors and assigns.

11.	INCOME TAX ELECTION

The Parties will jointly elect and file, in the prescribed manner and within the time prescribed, so that the provisions contained in subsection 85(2) of the Income Tax Act will apply to such of the transactions contemplated by this Agreement as is necessary to ensure that no gain or income is realized for income tax purposes by the Vendor on the transfer of the Assets to the Purchaser, or where it is impossible to ensure no gain or income is realized on the transfer of the Assets to the Purchaser pursuant to the terms of this Agreement, the Parties shall undertake to minimize the amount of taxable gains and income attributable to the Vendor by consequence of the transactions contemplated herein.

12.	MISCELLANEOUS

(a)	No supplement, modification, waiver or termination of this Agreement shall be binding unless such supplement, modification, waiver or termination is duly executed in writing by the Party to be bound thereby.

(b)	All references in this Agreement to dollars are expressed in Canadian currency.

(c)	Any section, subsection, paragraph, subparagraph or other subdivision of this Agreement or any other provision of this Agreement which is, or becomes, illegal, invalid or unenforceable shall be severed herefrom and be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof.

(d)	No waiver of any of the provisions of this Agreement shall be deemed to constitute a waiver of any other provisions (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly agreed to in writing by the Party to be bound thereby.

(e)	This Agreement shall be construed in accordance with the laws of British Columbia and the federal laws of Canada applicable therein.

(f)	This Agreement shall not be assignable by either Party without the prior written consent in writing of the other Party.

(g)	This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective heirs, legal personal representatives, successors and permitted assigns.

(h)	This Agreement, or any amendments thereto, may be executed in multiple counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same agreement and notwithstanding their date of execution, shall be deemed to be executed on the Effective Date. The delivery of an executed counterpart copy of this Agreement by any electronic method, including, without limitation, fax, e-mail or other means of electronic transmission shall be deemed to be the equivalent of the delivery of an original executed copy thereof.

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IN WITNESS WHEREOF this Agreement has been executed by the Parties effective as of and from the Effective Date.

PERMEX PETROLEUM LIMITED PARTNERSHIP, by its general partner, PERMEX PETROLEUM OPERATING LTD.

Per:	“Mehran Ehsan”
Authorized Signatory

PERMEX PETROLEUM CORPORATION

Per:	“Mehran Ehsan”
Authorized Signatory

[APA Signature Page]

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